SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2002


                                   EVTC, INC.
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                          00-20986              22-3005943
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File No.)             Identification No.)


   3125 Bolt Street, Fort Worth, Texas                            76110
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(Address of Principal Executive Offices)                        (Zip Code)


                                  817-759-8900
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               Registrant's telephone number, including area code:


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Change of Registrant's Certifying Accountant

     On March 15, 2002, BDO Seidman, LLP ("BDO Seidman") resigned as independent accountants for EVTC. The reports on the consolidated statements of EVTC as of and for the years ended September 30, 2001 and September 30, 2000 contained no adverse opinion or disclaimer of opinion and, except for the report for the year ended September 30, 2001 being qualified to contain a going concern opinion, were not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the two fiscal years ended September 30, 2001 and September 30, 2000, as well as up to and including March 15, 2002, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to such disagreements in their reports on the consolidated financial statements for such periods. There were no "reportable events" (as that term is defined in Item 304
(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) for the two fiscal years ended September 30, 2001 and September 30, 2000 as well as the interim period ended March 15, 2002 that resulted in BDO Seidman advising EVTC of any deficiency with respect to internal controls, management representations and preparation of financial statements, scope of audit or to the fairness or reliability of previously issued audit reports or the underlying financial statements.

     EVTC has requested that BDO Seidman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO Seidman agrees with the above statements. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

     On March 19, 2002, EVTC engaged Marcum & Kliegman LLP ("Marcum & Kliegman") as its new independent accountants. The engagement of Marcum & Kliegman was approved by the Board of Directors. During the fiscal years ended September 30, 2001 and September 30, 2000 and the interim period ended March 15, 2002, (i) EVTC has not consulted with Marcum & Kliegman regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on EVTC's financial statements; and (ii) Marcum & Kliegman has provided neither a written report nor oral advice that was an important factor to EVTC in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement or a "reportable event" (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) for such periods.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          16.1 Letter dated March 21, 2002, from BDO Seidman, LLP to the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2002                  EVTC, Inc..


                                        By: /s/ John D. Mazzuto
                                           -------------------------------------
                                           John D. Mazzuto,
                                           Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.              Description
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   16.1                  Letter dated March 21, 2002 from BDO Seidman, LLP to
                         the Securities and Exchange Commission.


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